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                                                                   Exhibit 10.70
                                                                   -------------
                         LIONBRIDGE TECHNOLOGIES, INC.
                               950 Winter Street
                               Waltham, MA 02154

                                 March 27, 2001


Capital Resource Lenders III, L.P.
85 Merrimac Street, Suite 200
Boston, MA  02114

Morgan Stanley Venture Capital Fund II Annex, L.P.
Morgan Stanley Venture Investors Annex, L.P.
1221 Avenue of the Americas
New York, NY 10020

Ladies and Gentlemen:

     You and we are parties to (a) that certain Senior Subordinated Note Purchase Agreement by and between Capital Resource Lenders III, L.P. ("CRL") and Lionbridge Technologies, Inc. (formerly known as Lionbridge Technologies Holdings, Inc.) (the "Company") dated as of February 26, 1999, as amended by that certain letter agreement, dated as of August 19, 1999, by and among the Company, CRL, Morgan Stanley Venture Capital Fund II Annex, L.P. ("MS Fund II") and Morgan Stanley Venture Investors Annex, L.P. ("MS Investors") (as amended, the "CRL Purchase Agreement"), (b) the 12% Senior Subordinated Note of the Company in favor of CRL, dated February 26, 1999 (the "CRL Note"), (c) the Senior Subordinated Note Purchase Agreement by and among the Company, MS Fund II and MS Investors, dated as of March 9, 1999, as amended by that certain letter agreement, dated as of August 19, 1999, by and among the Company, CRL, MS Fund II and MS Investors (as amended, the "MS Purchase Agreement"), (d) the 12% Senior Subordinated Note of the Company in favor of MS Fund II dated March 9, 1999 (the "MS Fund II Note"), and (e) the 12% Senior Subordinated Note of the Company in favor of MS Investors dated March 9, 1999 (the "MS Investors Note").

     For good and valuable consideration, the Company, CRL, MS Fund II and MS Investors hereby agree as follows:

     Each of the CRL Purchase Agreement and the MS Purchase Agreement is hereby amended as follows, effective immediately:

     (a) Section 2.06(b) thereof is deleted in its entirety, and the following is substituted in lieu thereof:

     "(b)  Required Redemptions in the Event of a Qualifying Liquidity Event.
In the event of a Qualifying Liquidity Event, the Company agrees to redeem, without premium, (i) fifty percent (50%) of the Notes then outstanding, together with all accrued and unpaid interest and penalties, if any, then due thereon, on the closing of such Liquidity Event, and (ii) the remaining amount of the Notes then outstanding, together with all accrued and unpaid interest and penalties, if any, then due thereon, on the earlier to occur of (A) January 31, 2002 and
(B) the closing on or after
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March 27, 2001 of a firm commitment underwritten public offering of securities pursuant to a registration statement filed with the Commission under the Securities Act in which the aggregate gross proceeds to the Company are at least $10 million."

     In consideration of the foregoing, the Company hereby agrees that on the date hereof, the Company shall pay to Capital Resource Management, Inc. in immediately available funds (i) an amount of $15,000; (ii) the reasonable fees and expenses of Testa, Hurwitz & Thibeault, LLP, counsel to CRL, arising in connection with the execution of this Agreement; and (iii) such other reasonable fees and expenses as are incurred by CRL in connection with the execution of this Agreement.


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     In witness whereof, the parties have caused this letter agreement to be executed as of the date first above written.

                             Very truly yours,

                             LIONBRIDGE TECHNOLOGIES, INC.

                             By: /s/ Rory J. Cowan
                                ------------------
                             Name: Rory J. Cowan
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                             Title: Chief Executive Officer
                                   ------------------------

Accepted and Agreed:

CAPITAL RESOURCE LENDERS III, L.P.

By:  Capital Resource Partners III, L.L.C.
     General Partner

By: /s/ Stephen Jenks
   ------------------
Name: Stephen Jenks
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     Member

MORGAN STANLEY VENTURE CAPITAL FUND II ANNEX, L.P.

By:  Morgan Stanley Venture Partners II, L.P.
     General Partner

By:  Morgan Stanley Venture Capital II, Inc.
     Managing General Partner

By: /s/ Debra Abramowitz
   ---------------------
Name: Debra Abramowitz
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Title: Vice President
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MORGAN STANLEY VENTURE INVESTORS II ANNEX, L.P.

By:  Morgan Stanley Venture Partners II, L.P.
     General Partner

By:  Morgan Stanley Venture Capital II, Inc.
     Managing General Partner

By: /s/ Debra Abramowitz
   ---------------------
Name: Debra Abramowitz
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Title: Vice President
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